Exhibit 99.2

Fourth Quarter 2024 NASDAQ: FRST

Forward-Looking Statements

This presentation and certain of our other filings with the Securities and Exchange Commission contain statements that constitute "forward-looking statements" within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. Such statements can generally be identified by such words as "may," "plan," "contemplate," "anticipate," "believe," "intend," "continue," "expect," "project," "predict," "estimate," "could," "should," "would," "will," and other similar words or expressions of the future or otherwise regarding the outlook for the Company's future business and financial performance and/or the performance of the banking industry and economy in general. These forward-looking statements include, but are not limited to, our expectations regarding our future operating and financial performance, including the preliminary estimated financial and operating information presented herein, which is subject to adjustment; our outlook and long-term goals for future growth and new offerings and services; our expectations regarding net interest margin; expectations on our growth strategy, expense management, capital management and future profitability; expectations on credit quality and performance; and the assumptions underlying our expectations.

Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties which may cause the actual results, performance or achievements of the Company to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are based on the information known to, and current beliefs and expectations of, the Company's management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. Factors that might cause such differences include, but are not limited to: the Company's ability to implement its various strategic and growth initiatives, including its recently established Panacea Financial Division digital banking platform, V1BE fulfillment service, mortgage warehouse division and Primis Mortgage Company; the risks associated with the Life Premium Finance sale, including failure to achieve the expected impact to our operating results; competitive pressures among financial institutions increasing significantly; changes in applicable laws, rules, or regulations, including changes to statutes, regulations or regulatory policies or practices; changes in management's plans for the future; credit risk associated with our lending activities; the impact of current and future economic and market conditions generally (including seasonality) and in the financial services industry, nationally and within our primary market areas; changes in interest rates, inflation, loan demand, real estate values, or competition, as well as labor shortages and supply chain disruptions; the impact of tariffs and trade policies; changes in accounting principles, policies, or guidelines; adverse results from current or future litigation, regulatory examinations or other legal and/or regulatory actions; potential impacts of adverse developments in the banking industry highlighted by high-profile bank failures, including impacts on customer confidence, deposit outflows, liquidity and the regulatory response thereto; potential increases in the provision for credit losses; our ability to identify and address increased cybersecurity risks, including those impacting vendors and other third parties; fraud or misconduct by internal or external actors, which we may not be able to prevent, detect or mitigate; acts of God or of war or other conflicts, including the current Ukraine/Russia conflict and Israel/Hamas conflict, acts of terrorism, pandemics or other catastrophic events that may affect general economic conditions; and other general competitive, economic, political, and market factors, including those affecting our business, operations, pricing, products, or services.

Forward-looking statements speak only as of the date on which such statements are made. These forward-looking statements are based upon information presently known to the Company's management and are inherently subjective, uncertain and subject to change due to any number of risks and uncertainties, including, without limitation, the risks and other factors set forth in the Company's filings with the Securities and Exchange Commission, the Company's Annual Report on Form 10-K for the year ended December 31, 2023, under the captions "Cautionary Note Regarding Forward-Looking Statements" and "Risk Factors," and in the Company's Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made, or to reflect the occurrence of unanticipated events. Readers are cautioned not to place undue reliance on these forward-looking statements.

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Non-GAAP Measures

Statements included in this presentation include non-GAAP financial measures and should be read along with the accompanying tables. Primis uses non-GAAP financial measures to analyze its performance. The measures entitled net income adjusted for nonrecurring income and expenses; pre-tax pre-provision operating earnings; operating return on average assets; pre-tax pre-provision operating return on average assets; operating return on average equity; operating return on average tangible equity; operating efficiency ratio; operating earnings per share – basic; operating earnings per share – diluted; tangible book value per share; tangible common equity; tangible common equity to tangible assets; and core net interest margin are not measures recognized under GAAP and therefore are considered non-GAAP financial measures. We use the term "operating" to describe a financial measure that excludes income or expense considered to be non-recurring in nature. Items identified as non-operating are those that, when excluded from a reported financial measure, provide management or the reader with a measure that may be more indicative of forward-looking trends in our business. A reconciliation of these non-GAAP financial measures to the most comparable GAAP measures is provided in the Reconciliation of Non-GAAP Items table.

Management believes that these non-GAAP financial measures provide additional useful information about Primis that allows management and investors to evaluate the ongoing operating results, financial strength and performance of Primis and provide meaningful comparison to its peers. Non-GAAP financial measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider Primis' performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of Primis. Non-GAAP financial measures are not standardized and, therefore, it may not be possible to compare these measures with other companies that present measures having the same or similar names.

Non-GAAP financial measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the results or financial condition as reported under GAAP.

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Corp. Headquarters: McLean, VA Bank Headquarters: Glen Allen, VA Branches: 24 Ticker (NASDAQ): FRST Valuation Market Capitalization: $287 million Price / Book Value per Share 0.80x Price / Tangible Book Value (1) : 1.09x Price / 2025 Estimated EPS (2) : 8.16x Price / 2026 Estimated EPS (2) : 7.48x Dividend Yield (3) : 3.45% 4 Pricing as of January 27, 2025. Financial data as of or for the three months ended December 31, 2024. (1) See reconciliation of Non - GAAP financial measures on slide 12. (2) Mean analyst estimates per Capital IQ. (3) Assumes $0.40 annualized dividend.

High Level View of Our Organization

PRIMIS

Total Loans: $2.89 billion
Total Customer Deposits: $3.31 billion

Core Community Bank

Loans: $2.1 billion
Customer Deposits: $2.2 billion

100% our primary focus in 2025.

Community Bank operating 24 branches in VA and MD.

Low focus on CRE. C&I Specialties. No pressure to lunge at CRE or high-rate deposits because of leverage from remaining company. Highly valuable deposit and loan franchise.

Digital Platform / National LOBs

Loans: $231 billion
Customer Deposits: $981 million

Lending now focused on Mortgage Warehouse and construction-perm lending alongside national builder.

Deposit strategy focused on leveraging uniqueness and checking ability with Primis-owned affinity brands and influential sponsors and brand endorsers.

Primis Mortgage

Loans (Portfolio & HFS): $200 million
2024 Production: $800 million
2025 Run Rate: $1.25 billion

Standout grower in the shrinking mortgage industry for 2 years

Bought a platform with virtually no production. Recruiting steadily towards $2 billion.

100% of national construction-perm is government, one-time close. Should be 20% higher on GOS and 20% cheaper on commission.

Panacea Financial

Loans: $433 million
Deposits: $92 million

Nation's largest and most competitive FinTech focused on doctors, vets and dentists.

Should have 10,000 clients by year end with deposits, loans and other unique offerings that tie them hard into Panacea.

Deposit pipeline and capabilities that extend beyond the affinity brand and drastically improve profitability.

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6 4Q24 CoD Reg. Bank YE Cost % of Tot. Amount ($B) Category 2.47% AUB 0% 19.7% 0.43 DDA 2.91% FVCB 0.94% 22.4% 0.49 NOW 2.07% TOWNE 2.98% 35.2% 0.76 MMDA 2.20% UCB 0.23% 6.9% 0.15 Savings 1.94% PEBO 3.75% 15.7% 0.34 CDs 1.81% SSB 1.87% 2.17 1.97% WSBC • Core franchise leveraged our Digital Platform success to focus only on strong, profitable relationships (fewer rate shoppers) • Cost of Deposits about 100bps below our Community Bank Competition and more in line with larger regional bank competition • Should improve further with continued DDA success to 25% of total deposits • Commercial focus includes V1BE as a driver for deposit success • Launched in 2021…fully developed by Primis, 100% owned by Primis • 3,000 unique users…lost only 1 customer since inception • Approx. $200 million of checking accounts serviced by the app • Increases our close rate by 5x and shortens the sales cycle by 3 – 6 months on commercial checking accounts 2,072 2,215 3,632 0 1,000 2,000 3,000 4,000 Sep-23 Dec-23 Mar-24 Jun-24 Sep-24 Dec-24 Monthly V1BE Requests by Customers 47% CAGR Core Community Bank Leveraged Our Digital Franchise Cost of Deposits Looks Much More Like Regional Bank Peers Deposits per Branch (1) (1) Deposits per branch includes balances that were swept off balance sheet in the respective period and excludes brokered de pos its. Dollars in thousands. $44,646 $57,882 $69,082 $81,949 $137,822 $137,834 2019 2020 2021 2022 2023 2024

7 • Our core bank is focused on new relationships, not just new business with existing relationships • No pressure to lunge at commercial real estate or high - rate deposits because of the leverage from remaining Company • Commercial real estate concentrations well below regulatory guidelines • Organizational changes and selective hires in key markets driving impressive pipeline growth • Substantial opportunity to reprice lower yielding assets with $351 million of loans repricing in 2025 (WAC of 5.90%) and $300 million repricing in 2026 (WAC of 4.59%) % of New with DDA Account % New Cust. to Bank New Loans (75% Close Rate) Total Loan Pipeline ($MM) Quarter 58% 21% $44 $51 Q4’23 66% 41% $48 $60 Q1’24 61% 48% $63 $79 Q2’24 79% 69% $53 $74 Q3’24 93% 88% $89 $119 Q4’24 Net Interest Spread – Core Bank Core Bank Loan Pipeline 3.70% 3.80% 3.90% 4.00% 4.10% Dec 23 Feb 24 Apr 24 Jun 24 Aug 24 Oct 24 Dec 24

8 Closed Mortgage Volume ($MM) $291 $605 $801 $1,250 2022 2023 2024 2025 Est. Geographic Reach • Demonstrated growth in difficult mortgage environment with disciplined recruiting • Volume per loan officer approximately $1 million in 2024, over twice the level of 2022 • Expectations for 2025 don’t include incremental volume from national construction - perm strategy

Simple Structure of Digital and National Lines

Simple and Scalable National Lending

National Mortage Warehouse

Launched in December 2024

As of January 2025, we've approved:

- 54 customers
- Approved lines of $424 million
- Average yield (w/ fees) in Dec of SOFR plus 340bps

Building Reputation and Infrastructure. Focusing on smaller lines through Q1 2025.

Will augment offering with larger lines and MSR relationships through 2025.

Believe it is highly likely that we can more than replace LPF with this asset class.

One-Time Close Const/Perm as Preferred Lender for National Builders

Gained Preferred Status for a $15 billion builder in Jan 2025. Approved to offer lending solutions in 85 offices.

Solution is a:

- One-time close Government program
- Prime plus offering on rate with some fee potential (0.50-1.00%)
- Because it's one-time, 100% of the secondary volume we approve will go through Primis Mortgage

Currently focused on a single National Builder but our solution is unique and priced aggressively. Expect adoption to be attractive.

Digital Deposit Platform

National Digital – Existing

Launched in November 2022

- One of only a handful of **fully-functional, all-digital checking accounts in the U.S.**
- 18,000 customers
- Average customer has been with Primis for 1.5 years
- 19% of customers are new customers in our footprint
- Incremental offering is FF less 15bps
- Virtually no marketing
- Open 300-500 accounts per quarter
- 75% of the money came from top 10 banks in the U.S., not other Fintechs or online banks.

National Digital – Affinity

Unique concept launching mid-March 2025

- Mimics strategy we launched with Panacea but much more focused on deposit side
- Leverages nationally-known brand ambassadors and influencers to drive adoption. Unique offering because these ambassadors and influencers have not been approached or retained by financial institutions. ***The Panacea market cap fully proves the value proposition.***
- No BaaS – all of the concepts are built, developed and managed by Primis alone.

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10 • Margin opportunity approximately 50% greater than Life Premium Finance • Combined revenue opportunity as much as $44 million annually at run - rate balances ($1 to $1.3 billion combined) and implied margin and doesn’t require additional Fed moves • The combination of efficient and scalable business lines with a unique digital platform provides tremendous opportunity for operating leverage • Infrastructure already in place • Incremental expense as businesses scale significantly lower than revenue growth Avg. Bal. Approx. ($MM) Yield/Cost Pricing $ 275 7.25% Various SOFR Terms Life Premium Finance $ 275 5.07% Fed Effective less 25bps Digital Funding $ 6.0 2.18% Implied Margin / Revenue Avg. Bal. Approx. ($MM) Yield/Cost Pricing $ 350 7.47% SOFR + 315bps Warehouse Lending 100 8.50% Prime + 100bps National Const - Perm $ 450 4.33% Fed Effective Digital Funding $ 15.2 3.38% Implied Margin / Revenue 2025 Expectations – New Strategies 2024 Approx. Results – Sold Assets

11 • Life - to - date loan originations of ~ $ 615 mil. (committed bal.) , +35% y/y • Q4’24 originations of $59 mil. • Total deposits of $ 92 mil., + 65 % y/y • Opened 346 deposit accounts • 1/1/25 deposit cost of 1.65% • 2024 pre - tax earnings contribution of $6.6 mil., or 1.90% pre - tax ROA • #1 Ranked “Bank For Doctors” on Google • ~6,000 doctors and practices nationwide • Preferred partner for 38 national and state medical, dental and veterinary associations and organizations representing >415,000 active doctors in the U.S. Q4’24 Summary Q4’24 Loan Composition ($ 433.8 million) 69.3% 17.0% 13.7% Commercial PRN Student Refi

12 $ 14.23 Book value per common share – December 31, 2024 (3.81) Effect of goodwill and other intangible assets $ 10.42 Tangible book value per common share – December 31, 2024